Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Kevin Fairbairn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

By:	/s/ KEVIN FAIRBAIRN

Name:	Kevin Fairbairn
Title:	President, Chief Executive Officer and Director

     I, Charles B. Eddy III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

By:	/s/ CHARLES B. EDDY III

Name:	Charles B. Eddy III
Title:	Vice President, Finance and Administration,
Chief Financial Officer, Treasurer and Secretary

     A signed original of this written statement required by Section 906 has been provided to Intevac, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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